UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 17, 2013


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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              Wyoming                                   000-26317                               84-1384961
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                    7609 Ralston Road, Arvada, Colorado 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
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               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2013, Hinto Energy, Inc. ("the Company") and Pride Ventures, LLC ("Pride") and James Woolsey ("Woolsey") entered into a Purchase and Sale Agreement ("the Agreement."). As part of the Agreement, the Company acquired all right and title to certain mineral estates in Grand County, Utah. The transaction had a closing date of June 17, 2013.

The mineral estates include 4,435 acres, 9 well bores and space to drill additional wells. In addition, the Company acquired Pride's natural gas gathering system, which interconnects with the Company's existing gathering system, thereby reducing new pipe gathering system construction by several miles. The Company has acquired 100% of the working interests in the estates.

In exchange for such mineral estates, the Company plans to pay a total of $100,000 in a combination of cash and stock, as follows:

-    $75,000.00 in cash; and

- $25,000.00 in the form of 50,000 shares of the Company's restricted common stock.

The properties are located in Grand County, Utah in the Greater Cisco area of the Uintah Basin and are located in the vicinity of the Company's existing properties in the Greater Cisco area.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     ----------         -----------
            10.1        Acquisition and Purchase Agreement, dated June 4, 2013


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              HINTO ENERGY, INC.




                              By:     /s/ George Harris
                                          -------------
                                          George Harris, Chief Executive Officer


 Date: June 20, 2013